UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2024

Pyrophyte Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40957	N/A
(State or incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3262 Westheimer Road Suite 706 Houston, Texas	77098
(Address of principal executive offices)	(Zip Code)

(281) 701-4234

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PHYT.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	PHYT	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	PHYT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

As previously announced, on November 13, 2023, Pyrophyte Acquisition Corp., a Cayman Islands exempted company (“Pyrophyte”), entered into a business combination agreement with Sio Silica Corporation, an Alberta corporation (“Sio”), and the other parties thereto (the transactions contemplated by the business combination agreement, the “Business Combination”).

On February 16, 2024, Sio released a statement regarding the Manitoba government’s denial of its sand extraction permit.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Pyrophyte under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Additional Information about the Business Combination and Where to Find It

In connection with the Business Combination, Sio Silica Incorporated, a newly-formed Alberta corporation (“Sio Newco” and after the transactions in connection with the Business Combination, “Pubco”) intends to publicly file a registration statement on Form F-4 with the U.S. Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement of Pyrophyte and a preliminary prospectus of Pubco. After such registration statement on Form F-4 is declared effective, Pyrophyte will mail the definitive proxy statement/prospectus relating to the Business Combination to Pyrophyte’s shareholders as of a record date to be established for voting on the Business Combination. The registration statement on Form F-4, including the proxy statement/prospectus contained therein, will contain important information about the Business Combination and the other matters to be voted upon at Pyrophyte’s extraordinary general meeting of its shareholders to be held to consider, among other things, approval of the Business Combination (the “Pyrophyte Shareholders Meeting”). This communication does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Pyrophyte and Pubco may also file other documents with the SEC regarding the Business Combination. Pyrophyte’s shareholders and other interested persons are advised to read, when available, the registration statement on Form F-4, including the preliminary proxy statement/prospectus contained therein, and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about Pyrophyte, Sio, Pubco and the Business Combination.

Pyrophyte’s shareholders and other interested persons will be able to obtain, when available, copies of the registration statement on Form F-4, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by Pyrophyte and Pubco through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

Pyrophyte, Sio, Pubco and their respective directors and officers may be deemed participants in the solicitation of proxies of Pyrophyte’s shareholders in connection with the Business Combination. More detailed information regarding the directors and officers of Pyrophyte, and a description of their interests in Pyrophyte, is contained in Pyrophyte’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on April 12, 2023, and is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Pyrophyte’s shareholders in connection with the Business Combination and other matters to be voted upon at the Pyrophyte Shareholders Meeting will be set forth in the registration statement on Form F-4 for the Business Combination when available.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the Pyrophyte or Sio’s ability to effectuate the Business Combination discussed in this document; the benefits of the Business Combination; the future financial performance of Pubco (which will be the go-forward public company following the completion of the business combination) following the transactions; changes in Sio’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this document, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Pyrophyte, Sio or Pubco’s views as of any subsequent date, and none of Pyrophyte, Sio or Pubco undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither Pubco nor Pyrophyte gives any assurance that either Pubco or Pyrophyte will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Pubco’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the Business Combination by Pyrophyte’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Pyrophyte; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Business Combination; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against Pubco, Pyrophyte, Sio or any investigation or inquiry following announcement of the Business Combination, including in connection with the Business Combination; (iv) the inability to complete the Business Combination due to the failure to obtain approval of Pyrophyte’s or Sio’s shareholders; (v) Sio’s and Pubco’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination; (vi) the ability of the parties to obtain the listing of Pubco’s common shares and warrants on the New York Stock Exchange or another national securities exchange upon the closing of the Business Combination; (vii) the risk that the Business Combination disrupts current plans and operations of Sio; (viii) the ability to recognize the anticipated benefits of the Business Combination; (ix) unexpected costs related to the Business Combination; (x) the amount of redemptions by Pyrophyte’s public shareholders being greater than expected; (xi) the management and board composition of Pubco following completion of the Business Combination; (xii) limited liquidity and trading of Pubco’s securities; (xiii) geopolitical risk and changes in applicable laws or regulations; (xiv) the possibility that Sio or Pyrophyte may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Sio’s resources; (xvii) the risk that the consummation of the Business Combination is substantially delayed or does not occur; and (xix) other risks and uncertainties indicated from time to time in the registration statement on Form F-4, when available, including those under “Risk Factors” therein, and in Pyrophyte’s other filings with the SEC.

No Offer or Solicitation

This communication relates to a Business Combination between Sio and Pyrophyte. This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any offer, sale or exchange of securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Statement to Media, dated February 16, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PYROPHYTE ACQUISITION CORP.

Date: February 20, 2024	By:	/s/ Sten Gustafson
		Name:	Sten Gustafson
		Title:	Chief Financial Officer

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